August 2015 INVESTOR PRESENTATION

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity securities or debt securities instruments of Vector Group Ltd. (“Vector”, “Vector Group Ltd.” or “the Company”) and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance, such as the expectation that the tobacco transition payment program could yield substantial incremental free cash flow. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarterly period ended June 30, 2015, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 6, 2014, November 10, 2014, March 2, 2015, July 29, 2015 and August 5, 2015 (Commission File Number 1-5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Pro-forma Adjusted" or "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward- looking statements in this presentation. 2

3 MANAGEMENT Name Position Years at Company HOWARD M. LORBER President and Chief Executive Officer 21 RICHARD J. LAMPEN Executive Vice President 20 J. BRYANT KIRKLAND III Vice President, Chief Financial Officer and Treasurer 23 MARC N. BELL Vice President, General Counsel and Secretary 21 RONALD J. BERNSTEIN President and Chief Executive Officer of Liggett Group LLC and Liggett Vector Brands LLC 24

INTRODUCTION  Vector’s management continues to take transformative actions — Increased ownership stake in Douglas Elliman Realty, LLC (“Douglas Elliman”), the fourth-largest residential real estate brokerage firm in the United States and the largest residential brokerage firm in the New York metropolitan area, from 50% to 70.59% for a $60 million purchase price — Reached a settlement with approximately 4,900 Engle progeny plaintiffs, which represented the overwhelming majority of Liggett’s pending litigation — Introduced Eagle 20’s, a deep discount cigarette brand positioned for long-term growth  Vector continues to show strong financial results —Vector ’s Pro-Forma Adjusted EBITDA of $234.0 million for the twelve months ended June 30, 2015(1) —Adjusted EBITDA for the Company’s tobacco segment (“Tobacco Adjusted EBITDA”) was $226.5 million for the twelve months ended June 30, 2015(2) —Vector is well capitalized with $238 million of cash and cash equivalents and investments with a fair value of $399 million at June 30, 2015  Vector’s debt has no significant maturities until February 2019 —Vector has paid a quarterly cash dividend to its stockholders since 1995 and a 5% stock dividend to its stockholders since 1999 4 (1) This is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’sCurrent Reports on Forms 8-K, dated July 29, 2015 (Table 3) and August 5, 2015, for a reconciliation to GAAP as well as the Disclaimer to this document on Page 2. (2) All “Liggett”and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 to the Company’s Current Reports on Form 8-K, dated July 29, 2015 and August 5, 2015.

KEY INVESTMENT HIGHLIGHTS  Historically strong financial performance — Vector’s Pro-Forma Adjusted EBITDA of $234.0 million and Tobacco Adjusted EBITDA of $226.5 million for the twelve months ended June 30, 2015(1)  Key cost advantage resulting from Master Settlement Agreement (“MSA”)(2) —Current cost advantage of 64 cents per pack compared to the three largest U.S. tobacco companies and quality advantage compared to smaller firms(3) —MSA exemption worth approximately $160 million annually  Recent expiration of the Tobacco Transition Payment Program (TTPP) could yield substantial incremental free cash flow — Approximately $13.5 million based on Liggett’s TTPP payments for the twelve months ended June 30, 2015  Diversified New Valley assets — Pro-FormaAdjusted Revenues and Pro-FormaAdjusted EBITDA from Douglas Elliman Realty, LLC of $588.1 million and $41.1 million for the twelve months ended June 30, 2015(4) — Broad portfolio of consolidated and non-consolidated domestic and international real estate investments  Substantial liquidity with cash, marketable securities and long-term investments of $637 million as of June 30, 2015(5)  Proven management team with substantial equity ownership — Executive management and directors beneficially own approximately 14% of the Company 5 (1) These are Non-GAAP Financial Measures. Please refer to Exhibit 99.1 of the Company’s Current Reports on Form 8-K, dated July 29, 2015 and August 5, 2015, for a reconciliation to GAAP (Table 3) as well as the Disclaimer to this document on Page 2. (2) In 1998, various tobacco companies, including Liggett and the then four largest U.S. cigarette manufacturers, Philip Morris, Brown & Williamson, R.J. Reynolds and Lorillard, entered into the Master Settlement Agreement (“MSA”) with 46 states, the District of Columbia, Puerto Rico and various other territories to settle their asserted and unasserted health care cost recovery and certain other claims caused by cigarette smoking (Brown & Williamson, Lorillard and R.J. Reynolds are now owned by Reynolds American). Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States. (3) Cost advantage applies only to cigarettes sold below applicable market share exemption. (4) These are Non-GAAP Financial Measures. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated July 29, 2015, for a reconciliation to GAAP (Tables, 9 and 10) as well as the Disclaimer to this document on Page 2. (5) Excludes real estate investments.

TOBACCO OPERATIONS 6

LIGGETT OVERVIEW  Fourth-largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Pyramid, Grand Prix, Liggett Select, Eve and Eagle 20’s — Partner Brands – USA, Bronson and Tourney  Consistent and strong cash flow —Tobacco Adjusted EBITDA of $226.5 million for the twelve months ended June 30, 2015(1) —Low capital requirements with capital expenditures of $5.0 million related to tobacco operations for the twelve months ended June 30, 2015 —2014 expiration of the TTPP could yield substantial incremental free cash flow  Approximately $13.5 million based on Liggett’s TTPP payments for the twelve months ended June 30, 2015  Current cost advantage of 64 cents per pack compared to the three largest U.S. tobacco companies expected to maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption worth approximately $160 million annually for Liggett and Vector Tobacco 7 (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 of the Company’s Current Reports on Form 8-K, dated July 29, 2015 and August 5, 2015. Please also refer to the Disclaimer to this document on Page 2.

LIGGETT HISTORY 8 $46 $79 $77 $121 $111 $127 $130 $144 $146 $158 $170 $165 $158 $174 $186 $200 $211 $226 1.3% 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $50 $100 $150 $200 $250 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 To b ac co A d ju st e d EB IT D A (1) ($ M ill io n s) Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 of the Company’s Current Reports on Form 8-K, dated March 2, 2015, July 29, 2015 and August 5, 2015, as well as Table 1 to Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated November 10, 2014. D o m e st ic M arke t Sh are 1998 1999 2005 2009 2013 Today Signed the MSA as a Subsequent Participating Manufacturer, which established perpetual cost advantage over three largest U.S. tobacco companies Introduced deep discount brand Liggett Select ,taking advantage of the Company’s cost advantage resulting from the MSA Launched deep discount brand Grand Prix Repositioned Pyramid as a deep-discount brand in response to a large Federal Excise Tax increase LTM 6/30/15 Introduced deep discount brand Eagle 20’s Liggett focuses on margin enhancement resulting in continued earnings growth with record Tobacco Adjusted EBITDA

LITIGATION AND REGULATORY UPDATES  Liggett led the industry in acknowledging the addictive properties of nicotine while seeking a legislated settlement of litigation  On October 23, 2013, Liggett reached a settlement with approximately 4,900 Engle plaintiffs, which represented substantially all of Liggett’s pending litigation — Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million over the next 14 years (2015 – 2028) — Approximately 300 Engle progeny plaintiffs remain — There are presently another ten cases under appeal, and the range of loss in these cases is $0 to $28.3 million (plus attorneys’ fees and interest) of which Liggett has secured approximately $12.3 million in outstanding bonds related to adverse verdicts on appeal 9 Litigation Regulatory  Since 1998, the MSA has restricted the advertising and marketing of tobacco products  In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the manufacture, sale, marketing and packaging of tobacco products — FDA is prohibited from issuing regulations that ban cigarettes  Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist.  The TTPP, also known as the tobacco quota buyout, was established in 2004 and expired at the end of 2014 — For the twelve months ended June 30, 2015, Liggett paid $13.5 million under the TTPP

REAL ESTATE OPERATIONS 10

VECTOR GROUP LTD

DOUGLAS ELLIMAN REALTY, LLC

- Douglas Elliman is 70.59% owned by New Valley:
  - Largest residential real estate brokerage firm in the highly competitive New York metropolitan area and largest non-franchised residential brokerage firm in the U.S. in 2014
  - Approximately 6,000 affiliated agents and 80 offices in the U.S.
  - Alliance with Knight Frank provides a network with 400 offices across 55 countries with 20,000 affiliated agents
  - Also offers title and settlement services, relocation services, and residential property management services through various subsidiaries
  - Became a consolidated subsidiary in December 2013

Douglas Elliman Closed Sales – LTM June 30, 2015



Long Island, Westchester, Connecticut
$5.9B
New York City
$11.6B
South Florida
$1.8B
Aspen
Los Angeles

Douglas Elliman Closed Sales – LTM June 30, 2015



$11.5B
$11.1B
$12.4B
$14.9B
$18.2B
$19.8B
2010
2011
2012
2013
2014
LTM 6/30/2015

Douglas Elliman Pro-Forma Adjusted Revenues – LTM June 30, 2015 (2)



Real Estate Brokerage Commissions
Other
Property Management
$4M
$28M
$588M
$556M

Douglas Elliman Pro-Forma Adjusted EBITDA(2)



$30.9M
$45.7M
$50.7M
$41.1M
PF2012
PF2013
PF2014
LTM 6/30/2015

(1) These are Non-GAAP Financial Measures. Please refer to Exhibit 99.1 of the Company's Current Report on Form 8-K, dated July 29, 2015, for a reconciliation (Tables 9 and 10) as well as the Disclaimer to this document on Page 2.
(2) Douglas Elliman's Revenues were $587M and Douglas Elliman's net income was $28.4M for the twelve months ended June 30, 2015. Pro-forma Adjusted EBITDA and Pro-forma Adjusted Revenues are non-GAAP financial measures. For a reconciliation of Pro-forma Adjusted EBITDA to net income and Pro-forma Adjusted Revenues to revenues, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on July 29, 2015, March 2, 2015, and November 10, 2014 and Form 10-Q, filed on July 31, 2015 (Commission File Number 1-5759). New Valley's Pro-Forma Adjusted EBITDA does not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Pro-Forma Adjusted EBITDA) of $13.1M, $12.6M, $10.4M and $9.6M, for the periods presented, respectively.

11

NEW VALLEY’S REAL ESTATE INVESTMENTS 12 ST Apartment Portfolio (Houston and Stamford) 87 Park (Miami Beach) Monad Terrace (Miami Beach) Sagaponack (East Hampton) Maryland Portfolio (Baltimore County) The Plaza at Harmon Meadow (New Jersey) West Hollywood Edition (West Hollywood) New York City Investments (see slide 13) Escena Master Planned Community (Palm Springs) Commercial Retail/ Office Assets Apartments/ Condominiums/Hotels Land Development/Real Estate Held for Sale, net Milanosesto Holdings Milan, Italy Hotel Taiwana St. Barthélemy Coral Beach and Tennis Club Bermuda International Investments1 (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 -Management’s Discussion and Analysis of Financial Condition and Results of Operations - located on page 56 of Vector Group Ltd.’s Form 10-Q for the quarterly period ended June 30, 2015 (Commission File Number 1-5759).

NEW VALLEY’S REAL ESTATE INVESTMENTS IN NEW YORK CITY 1. The Marquand Upper East Side 2. 10 Madison Square Park West Flatiron District/NoMad 3. 11 Beach Street TriBeCa 4. 20 Times Square Times Square 5. 111 Murray Street TriBeCa 6. 357 West Street Greenwich Village 7. PUBLIC Chrystie House Lower East Side 8. The Dutch Long Island City 9. Queens Plaza Long Island City 10. Park Lane Hotel Central Park South 11. 125 Greenwich Street Financial District 12. 76 Eleventh Avenue West Chelsea 13 1 10 4 2 12 9 8 6 5 3 11 7

VECTOR GROUP LTD

NEW VALLEY'S REAL ESTATE SUMMARY

(Dollars in thousands)

	Net cash invested	Cumulative earnings (loss)	Carrying value	Range of ownership per investment	Number of investments
Land owned					
New York metropolitan area	$ 12,502	$ -	$ 12,502	100.0%	1
All other U.S. areas	1,975	8,566	10,541	100.0%	1
	$ 14,477	$ 8,566	$ 23,043		2
Condominium and Mixed Use Development					
New York metropolitan area	$ 110,036	$ 8,101	$ 118,137	5.0% - 49.5%	11
All other U.S. areas	17,804	(264)	17,540	15.0% - 48.5%	3
	$ 127,840	$ 7,837	$ 135,677		14
Apartments					
All other U.S. areas	18,876	950	19,826	7.5% - 16.4%	2
	$ 18,876	$ 950	$ 19,826		2
Hotels					
New York metropolitan area	$ 22,806	$ (3,277)	$ 19,529	5.0%	1
International	13,098	(1,867)	11,231	17.0% - 49.0%	2
	$ 35,904	$ (5,144)	$ 30,760		3
Commercial					
New York metropolitan area	5,931	27	5,958	49.0%	1
	$ 5,931	$ 27	$ 5,958		1
Land Development					
International	5,037	-	5,037	7.2%	1
	$ 5,037	$ -	$ 5,037	7.2%	1
Total	$ 208,065	$ 12,236	$ 220,301		23

SUMMARY

New York metropolitan area	$ 151,275	$ 4,851	$ 156,126	14
All other U.S. areas	38,655	9,252	47,907	6
International	18,135	(1,867)	16,268	3
	$ 208,065	$ 12,236	$ 220,301	23

(1) *For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations - located on page 56 of Vector Group Ltd.'s Form 10-Q for the quarterly period ended June 30, 2015 (Commission File Number 1-5759).*

14

FINANCIAL DATA

$21 $51 $40 $32 $186 $199 $211 $226 2012 2013 2014 LTM 6/30/15 PRO-FORMA HISTORICAL FINANCIAL DATA $389 $483 $563 $594 $1,085 $1,014 $1,021 $1,020 2012 2013 2014 LTM 6/30/15 16 $9 $1 $1,474 $1,498 $1,615$1,593 Real Estate E-cigarettes Tobacco Corporate & Other Pro-Forma Adjusted Revenues1 Pro-Forma Adjusted EBITDA1 $193 $236 $234$228 (1) Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated July 29, 2015 (Tables 2 and 3), for a reconciliation to GAAP as well as the Disclaimer to this document on Page 2. ($13) ($14) ($13) ($10) ($10) ($14) Real Estate E-cigarettes Tobacco Corporate & Other (Dollars in millions)

Vector Group Ltd. 100.0 112.1 143.4 112.5 135.4 192.7 227.0 219.3 279.5 411.4 506.5 S&P 500 100.0 115.8 122.2 77.0 97.4 112.0 114.4 132.7 175.7 199.7 206.3 S&P MidCap 100.0 109.0 119.1 76.0 104.3 132.1 129.8 152.9 204.1 224.0 233.7 NYSE ARCA Tobacco 100.0 140.2 154.2 123.0 173.7 207.4 243.8 289.4 318.9 317.0 397.2 Dow Jones Real Estate Total Return 100.0 135.5 110.9 66.5 86.9 110.4 117.1 139.3 141.8 180.4 179.1 HISTORICAL STOCK PRICE PERFORMANCE 17 Note: The graph above compares the total annual return of Vector’s Common Stock, the S&P 500 Index, the S&P MidCap 400 Index, the NYSE ARCA Tobacco Index and the Dow Jones Real Estate Total Return for the period from December 31, 2005 through July 31, 2015. The graph assumes that all dividends and distributions were reinvested. Source: Bloomberg LP 0% 100% 200% 300% 500% 400% Value of $100 Invested – December 31, 2005 C u m u la ti ve R e tu rn 406.53% 297.18% 133.66% 106.34% 79.12% Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 July-15 Vector Group Ltd. S&P 500 S&P MidCap NYSE ARCA Tobacco Dow Jones Real Estate Total Return